Annual Report


VOYAGEUR INVESTMENTS

Your tax sensitive investment manager


GROWTH AND INCOME FUND


Dated  April 30, 1997

LETTER FROM THE PRESIDENT


Dear Shareholder:

The one-year reporting period ended April 30, 1997, witnessed the stock market's continued prosperity. The equity market overshadowed other asset classes, as has been the case throughout this calendar year. The excitement generated by the stock market's relatively steady climb has not been diminished by occasional market downturns or inflation fears. Although we cannot predict when the stock market will undergo a significant correction, we believe it will experience some type of adjustment. However, a well-planned investment strategy that includes taking a long-term approach and maintaining a diverse portfolio, can help investors temper market downturns over time.

At Voyageur, we are committed to providing our shareholders with the best investment products and services available in today's financial markets. The Voyageur Growth and Income Fund is actively managed by monitoring current market activities and expectations in order to find opportunities where we can add value for shareholders.

In the pages that follow the Fund's manager, Ralph M. Segall of Segall, Bryant & Hamill Investment Counsel, will discuss some points of interest related to the Fund. Mr. Segall will discuss the portfolio's make up and how he has structured the portfolio against undue market risk. He will also discuss some individual holdings within the portfolio and how they fit into the stock selection philosophy.

If at any time you have questions about the Voyageur Growth and Income Fund, contact your financial advisor or Voyageur at 1-800-277-3862. Thank you for investing with Voyageur Asset Management.




Sincerely,



/s/ John G. Taft
John G. Taft
President
VAM Institutional Funds, Inc.

VOYAGEUR GROWTH AND INCOME FUND

For the fiscal year ended April 30, 1997, the Voyageur Growth and Income Fund's total return at NAV was 10.89* percent for class A shares. This compares to the performance of the S&P 500 Index of 25.13 percent for the same time period. *

TAKING ADVANTAGE OF THE RISING STOCK MARKET

Over the last year, the Fund's equity exposure increased to take advantage of rising equity markets. Currently, the Fund has approximately 84 percent of total portfolio assets invested in equity securities.

Although our equity exposure has increased, we are concerned by the recent surge in prices. We continue to believe current price valuations for stocks are overly expensive -- especially in the large-capitalization sector of the market. Due to these valuation levels, we are finding it difficult to justify adding new large-capitalization stocks to the Fund's portfolio. Instead, we have utilized our all-capitalization approach to add more mid-capitalization stocks -- stocks from companies with market capitalizations ranging from $1 billion to $5 billion. Although midcap stocks have underperformed large caps during recent periods, we believe there is more value in mid-capitalization stocks at this time.

In addition, we have structured the Fund's portfolio to take on less risk than the market. Currently, the Fund has a beta of 0.85, which means the Fund is 85% as volatile as the S&P500.

Due to our all-capitalization approach, we use the S&P900 Index as an internal measure to gauge the Fund's performance. Unlike the S&P 500 which is a purely large cap index, the S&P 900 includes the 500 large-capitalization stocks in the S&P 500 as well as the stocks in the S&P 400 midcap index. Because of the current mix of the fund, we feel this is a more accurate way to gauge fund performance. For the year ended April 30, 1997, the S&P 900 Index was up 16.70 percent compared to the 10.89* percent for the Voyageur Growth and Income Fund (at NAV and class A shares), although the gap has narrowed significantly in the last six months. In this interim period, the Index is up 10.4% vs. 9.43% for the Fund.

STOCK SELECTION

We take a growth IN income approach in stock selection for the Voyageur Growth and Income Fund. Our philosophy for selecting stocks in the Fund is to invest in companies that we believe will achieve above-average growth in earnings and dividends.We use our in-depth research and analysis to identify companies that are committed to building long-term shareholder value through the effective use of corporate assets. We search for companies that have demonstrated strong or improving return on investment (ROI) over an extended period of time. ROI is calculated by dividing a company's total capital -- its common and preferred stock equity plus its long-term funded debt -- into earnings before interest, taxes and dividends are paid. As a measure of a company's management, operational efficiency and profitability, we believe companies with superior ROI will, over time, demonstrate above average growth, thereby leading to an appreciation in their stock prices.


SEGALL, BRYANT & HAMILL INVESTMENT COUNSEL IS SUB-ADVISOR TO AND HAS DAY-TO-DAY PORTFOLIO MANAGEMENT RESPONSIBILITY FOR THE VOYAGEUR GROWTH AND INCOME FUND. RALPH M. SEGALL IS THE PORTFOLIO MANAGER FOR THE VOYAGEUR GROWTH AND INCOME FUND.



*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE.

Two examples of recent purchases may help illustrate our approach to stock selection. Dentsply is a leading manufacturer of dental products that we recently added to the Fund's portfolio. The dental supply business is a steadily growing part of the health care market. As one of the industry's leaders, we believe Dentsply has significant opportunities to expand, especially important in a fragmented market, served by a number of smaller competitors. Dentsply is a $1.4 billion market capitalization company whose returns on investment fall in the top 20 percent of all companies in our universe. It has very high margins, which help generate strong, positive cash flow. We believe earnings may grow at a 13-15 percent rate. The shares presently trade at 15-16 times earnings.

Another company we recently added to the portfolio is Danka Business Systems. Danka is a leading distributor of office equipment which acquired Kodak's office imaging business at the end of last year. As a result of this purchase, we expect to see Danka's margins and returns increase dramatically over the next few years. This acquisition has nearly doubled the size of the company and allows for expansion into new markets and significant cost-cutting. Currently, the stock is trading at 21 times our estimate of this year's earnings number and around 15 times our estimate of profits next year.

We remain confident that our selection process will lead to above-average results over time. In coming months, there will undoubtedly be tests of investor's enthusiasm for stocks, which could produce greater volatility in prices. Under these circumstances, we believe that the stocks we are emphasizing will prove to be ones toward which investors will gravitate. In addition, our move away from large cap stocks, which appear overpriced, should benefit shareholders as midcap stock returns move toward more historical valuation levels.

We appreciate your continued support.




VOYAGEUR GROWTH AND INCOME FUND PLOT POINTS


               [GRAPH]


            9525         10000         10000
"Sept-95"   9525         10000         10000
            9505          9980         10320
            9420          9890         10284
            9829         10320         10736
           10232         10743         10935
           10261         10773         11311
           10309         10823         11420
           10461         10983         11529
           10729         11264         11699
           11025         11574         12001
"Apr-96"   10843         11384         12047
           10347         10863         11514
           10595         11123         11757
           10977         11524         12419
           10872         11414         12762
           11531         12106         13726
           11482         12055         13454
           11986         12584         14295
           11927         12522         14407
           11611         12190         13815
"Apr-97"   11848         12439         14640





VOYAGEUR GROWTH AND INCOME FUND



                                                         TOTAL RETURNS

---------------------------------------------------------------------------------------------------------------
                                             Class A Shares                               Class B Shares
                                    1 Year               Since 9/7/95**           1 Year       Since 12/28/95**
---------------------------------------------------------------------------------------------------------------
   Without Sales Charge             10.89%                   14.44%               10.10%            11.69%
   With Sales Charge                 5.62%*                  11.11%*               6.10%***          8.81%***



The performance of separate classes will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Performance quoted represents past performance and is not indicative of future results.
  *Total return includes the maximum 4.75% sales charge.
 **Commencement of operations.
***Assumes redemption on April 30, 1997.

The Standard and Poor's 500 Index is an unmanaged, market value weighted index of 500 widely held common stocks. The index includes industrial, utility, financial and transportation stocks primarily, but not exclusively, traded on the New York Stock Exchange. The S & P 500 represents approximately 77% of the NYSE market capitalization. The index assumes that no operating expenses, transaction fees or sales charges are incurred by a hypothetical investor who directly owns the securities maintained in the index. In order to outperform the index over any specific time frame, a fund must return to investors an amount greater than that provided by the index plus total operating expenses.

                             GROWTH AND INCOME FUND

                                 ANNUAL REPORT

                              Dated April 30, 1997

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Voyageur Mutual Funds III, Inc.


         We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Voyageur Growth and Income Fund (a fund within Voyageur Mutual Funds III, Inc.) as of April 30, 1997, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended April 30, 1997 and the period from September 7, 1995 (commencement of operations) to April 30, 1996 . These financial statements and the financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Investment securities held in custody are confirmed to us by the custodian. As to securities sold but not delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all respects, the financial position of Voyageur Growth and Income Fund at April 30, 1997 and the results of its operations, changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.


                                                KPMG Peat Marwick LLP



Minneapolis, Minnesota
June 13, 1997

VOYAGEUR GROWTH AND INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES                              APRIL 30, 1997
-------------------------------------------------------------------------------

ASSETS
Investments in securities, at market value (note 1)
   (identified cost: $4,417,321 ) ................................   $4,929,172
Cash in bank on demand deposit ...................................       60,657
Dividends and interest receivable ................................        9,373
Receivable for investment securities sold ........................      159,352
Due from adviser .................................................       10,228
Organizational costs (note 1) ....................................       21,270
                                                                     ----------
   Total assets ..................................................    5,190,052
                                                                     ----------

       LIABILITIES
Accrued expenses .................................................       12,523
                                                                     ----------
   Total liabilities .............................................       12,523
                                                                     ----------
NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK ...............   $5,177,529
                                                                     ==========

Represented by:
   Capital Stock -  $.01 par value (note 1) ......................   $    4,298
   Additional paid-in capital ....................................    4,446,475
   Undistributed net investment income ...........................       23,030
   Accumulated net realized gain on investments ..................      191,875
   Unrealized appreciation on investments ........................      511,851
                                                                     ----------

     TOTAL NET ASSETS ............................................   $5,177,529
                                                                     ==========

Net assets applicable to outstanding Class A shares ..............   $4,965,102
                                                                     ==========
Net assets applicable to outstanding Class B shares ..............   $  212,427
                                                                     ==========

SHARES OUTSTANDING AND NET ASSET VALUE PER SHARE
   Class A - Shares of capital stock outstanding: 412,065 (note 4)   $    12.05
                                                                     ==========
   Class B - Shares of capital stock outstanding: 17,765 (note 4)    $    11.96
                                                                     ==========


See accompanying notes to financial statements.

VOYAGEUR GROWTH AND INCOME FUND
STATEMENT OF OPERATIONS                               YEAR ENDED APRIL 30, 1997
-------------------------------------------------------------------------------

Investment income:
   Dividends ......................................................   $  49,343
   Interest .......................................................      69,167
                                                                      ---------
     Total investment income ......................................     118,510
                                                                      ---------

Expenses (note 2):
   Investment advisory and management fee .........................      35,373
   Dividend disbursing, administrative and accounting services fees      27,545
   Distribution fee - Class A .....................................      11,406
   Distribution fee - Class B .....................................       1,543
   Printing, postage and supplies .................................       3,531
   Legal fees .....................................................         299
   Custodian fees .................................................       5,525
   Compensation of directors ......................................         308
   Audit and accounting fees ......................................       6,152
   Registration fees ..............................................      24,407
   Amortization of organizational costs ...........................       6,381
   Other expenses .................................................         750
                                                                      ---------
     Total expenses ...............................................     123,220
Less (note 2):
   Expenses waived or absorbed ....................................     (34,000)
   Earnings credits on uninvested cash ............................      (5,525)
                                                                      ---------
     Total net expenses ...........................................      83,695
                                                                      ---------
     Investment income - net ......................................      34,815
                                                                      ---------

Realized and unrealized gain on investments:
     Net realized gain on investments .............................     260,524
     Net increase in unrealized appreciation or depreciation of
       investments ................................................     209,479
                                                                      ---------
     Net gain on investments ......................................     470,003
                                                                      ---------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............   $ 504,818
                                                                      =========



See accompanying notes to financial statements.


VOYAGEUR GROWTH AND INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------


                                                                    YEAR               PERIOD FROM
                                                                    ENDED          SEPTEMBER 7, 1995*
                                                                  APRIL 30,            TO APRIL 30,
                                                                    1997                  1996
                                                                 -----------           ------------
Operations:
   Investment income gain - net...........................       $    34,815          $       6,939
   Realized gain on investments - net.....................           260,524                 78,430
   Net change in unrealized appreciation or depreciation
     of investments.......................................           209,479                302,372
                                                                 -----------           ------------
   Net increase in net assets resulting from operations...           504,818                387,741
                                                                 -----------           ------------

Distributions to shareholders from:
   Investment income - net:
     Class A............................................             (22,265)                (6,699)
     Class B..............................................              (395)                    --
   Net realized gain on investments:
     Class A.............................................           (141,429)                    --
     Class B.............................................             (5,650)                    --
                                                                 -----------           ------------
       Total distributions................................          (169,739)                (6,699)
                                                                 -----------           ------------

Capital share transactions (note 4):
   Proceeds from sale of shares (note 2):
     Class A..............................................         1,247,582              3,798,090
     Class B..............................................           212,813                 10,581
   Net asset value of shares issued in reinvestment of net
     investment income and net realized gain
     distributions:
         Class A..........................................           153,267                  6,288
         Class B.........................................              3,486                     --
   Payments for redemption of shares:
     Class A..............................................          (723,029)              (222,445)
     Class B..............................................           (25,225)                    --
                                                                 -----------           ------------
   Increase in net assets from capital share transactions.           868,894              3,592,514
                                                                 -----------           ------------
     Total increase in net assets.........................         1,203,973              3,973,556
Net assets at beginning of period.........................         3,973,556                     --
                                                                 -----------           ------------
Net assets at end of period (including undistributed
   net investment income of $23,030, and $4,494,
     respectively)........................................       $ 5,177,529           $  3,973,556
                                                                 ===========           ============


-----------------------------------------
*  Commencement of operations

See accompanying notes to financial statements.


VOYAGEUR GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   The Voyageur Growth and Income Fund (the Fund), a series within Voyageur Mutual Funds III, Inc., is registered under the Investment Company Act of 1940 (as amended) as a diversified open-end management investment company. The Fund's investment objective is growth of capital. The Fund's secondary objective is current income. The Fund seeks to achieve these objectives by investing in a diversified portfolio of securities including common stock, preferred stock, bonds, convertible securities, and warrants and rights to purchase common stock. On April 30, 1997 the Fund consummated a reorganization by which it transferred substantially all of its assets and liabilities to the Segall, Bryant and Hamill Growth and Income Fund, a series of VAM Institutional Funds, Inc. No changes in the Fund's investment policies or objectives occurred in the reorganization.
   During the period ended April 30, 1997, the Fund offered Class A, Class B and Class C Shares. In the future it is anticipated the Fund will offer only one class of shares on a "no-load" basis. As of April 30, 1997, there were no outstanding Class C shares. Class A Shares are sold with a front-end sales charge. Class B Shares may be subject to a contingent deferred sales charge and such shares automatically convert to Class A after eight years. Class C Shares may be subject to a contingent deferred sales charge and have no conversion feature.
   Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between classes. Income, expenses (other than expenses incurred under each class' Distribution Agreement) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. Pursuant to its articles of incorporation, Voyageur Mutual Funds III, Inc. has 10 trillion shares of authorized capital stock that may be issued.
   The significant accounting policies followed by the Fund is summarized as follows:

USE OF ESTIMATES
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net increases (decreases) in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

INVESTMENTS IN SECURITIES
   Investments in securities traded on national or international securities exchanges are valued at the last sales price on that exchange; securities traded in the over-the-counter market and listed securities for which no sale was reported on the valuation date are valued on the basis of the last current bid price. The values of fixed income securities are determined by using pricing services or prices quoted by independent brokers. When market quotations are not readily available, or in certain other circumstances, securities are valued at fair value according to methods selected in good faith by the Board of Directors. Investments in short-term securities with maturities of more than 60 days from the valuation date are valued at the last bid price or at fair value as determined by a pricing service approved by the Board of Directors. Short-term securities with maturities of less than 60 days are valued at amortized cost which approximates market value.
   Security transactions are accounted for on trade date. Realized gains and losses are calculated on the identified cost basis. Dividend income is recognized on the ex- dividend date. Interest income, including level-yield amortization of premium and discount, is accrued daily.

FEDERAL TAXES
   The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders in amounts that will avoid or minimize federal income or excise taxes for the Fund.
   Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred for tax purposes due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are

VOYAGEUR GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.
   On the statement of assets and liabilities, as a result of permanent book-to-tax differences, reclassification entries have been made to increase undistributed net investment income and decrease additional paid-in capital by $6,381.

DISTRIBUTIONS TO SHAREHOLDERS
   Distributions to shareholders from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are also distributed annually. All distributions are payable in cash or reinvested in additional shares of each Fund.

ORGANIZATIONAL COSTS
   Organizational costs of the Fund are being amortized over 60 months on a straight line basis.

(2) EXPENSES AND SALES CHARGES

   Through April 30, 1997, the Fund had an investment advisory agreement with Voyageur Fund Managers, Inc. (Voyageur). Under the investment advisory agreement, Voyageur provided the Fund with office facilities, equipment and personnel, and monitored the performance of various organizations performing services for the Fund. The investment advisory agreement provided for the payment on a monthly basis of a fee equal to an annual rate of .75% of the Fund's average daily net assets. Investment decisions for the Fund are made and executed by Segall Bryant and Hamill, the Fund's sub-adviser. Voyageur pays Segall Bryant and Hamill for their services a sub-advisory fee equal to .75% of average daily net assets. The Fund paid no direct fees to the sub-advisor.
   The Fund also pays a fee to Voyageur for acting as the Fund's transfer agent, dividend-disbursing and accounting services agent. The fee for the Fund is equal to the sum of $1.25 per shareholder account per month, a fixed monthly fee ranging from $1,000 to $1,500 based on the level of the Fund's average daily net assets and an annualized percentage of average daily net assets at reducing rates from .11% to .035%. The Fund is also responsible for reimbursing Voyageur's out-of-pocket expenses in connection with the performance of transfer agency, dividend disbursing and accounting services.
   In addition to the advisory fee and the transfer agency, dividend disbursing and accounting services fees, the Fund is responsible for paying most other operating expenses including outside directors' fees and expenses, custodian fees, registration fees, printing and shareholder reports, legal and auditing fees and other miscellaneous expenses.
   The Fund had a distribution agreement under Rule 12b-1 of the Investment Company Act of 1940 with Voyageur Fund Distributors, Inc. (Fund Distributors). Under these plans each Fund pays Fund Distributors a monthly distribution fee at an annual rate of .25% of the Fund's average daily net assets of the Class A Shares and 1.00% of each Fund's average daily net assets of the Class B and Class C Shares.
    Voyageur has voluntarily agreed to pay all expenses (excluding fees paid indirectly, stock transfer fees, taxes, interest and brokerage commissions) which exceed 1.75% of average daily Class A net assets and 2.50% of average daily Class B and Class C net assets for the Fund. During the year ended April 30, 1997, Voyageur voluntarily absorbed $34,000 for the Fund. The Fund earned credits on uninvested cash balances held at the custodian. The credits earned for the year ended April 30, 1997 were $23,702. Of these credits $5,525 were used to reduce certain fees for various custodial, pricing and accounting services provided by the custodian bank. The remaining $18,177 is included in interest income.
   Sales charges paid by Class A shareholders during the year ended April 30, 1997 were $5,638. Of these amounts, Fund Distributors received $773.

(3)  INVESTMENT SECURITIES TRANSACTIONS

   Cost of purchases and proceeds from sales of investment securities (other than short-term securities) aggregated $5,763,490 and $4,512,799 for the Fund during the year ended April 30, 1997.

VOYAGEUR GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------




(4)  CAPITAL STOCK Transactions in shares during the periods shown were as follows:



                                                  CLASS A                               CLASS B
                                       -----------------------------            -------------------------
                                          YEAR           PERIOD FROM             YEAR           PERIOD FROM
                                          ENDED       SEPTEMBER 7, 1995*         ENDED       DECEMBER 28, 1995*
                                        APRIL 30,        TO APRIL 30,           APRIL 30,       TO APRIL 30,
                                          1997               1996                1997               1996
                                       ----------         ----------            --------           ------
Shares sold..........................     107,367            372,622              18,645              994
Shares reinvested....................      13,179                587                 301               --
Shares redeemed......................     (61,006)           (20,684)             (2,175)              --
                                       ----------         ----------            --------           ------
Increase in shares outstanding.......      59,540            352,525              16,771              994
                                       ==========         ==========            ========           ======




*Commencement of operations

VOYAGEUR GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


(5)  FINANCIAL HIGHLIGHTS
         Per share data (rounded to the next cent) for a share of capital stock outstanding and selected information for each period are as follows:

                                                       CLASS A                            CLASS B
                                                -----------------------          -------------------------
                                                 YEAR          PERIOD FROM         YEAR         PERIOD FROM
                                                 ENDED     SEPTEMBER 7, 1995*      ENDED     DECEMBER 28, 1995*
                                               APRIL 30,      TO APRIL 30,       APRIL 30,       TO APRIL 30
                                                 1997             1996             1997             1996
                                                ------           ------           ------           ------
Net asset value:
   Beginning of period....................      $11.24           $10.00           $11.21           $10.64
                                                ------           ------           ------           ------

Operations:
   Net investment income (loss)...........         .08              .02              .04             (.01)
   Net realized and unrealized gain on
     investments..........................        1.13             1.24             1.08              .58
                                                ------           ------           ------           ------
       Total from operations..............        1.21             1.26             1.12              .57
                                                ------           ------           ------           ------

Distributions to shareholders:
   From net investment income.............        (.05)            (.02)            (.02)              --
   From net realized gains................        (.35)             --              (.35)              --
                                                ------           ------           ------           ------
       Total from operations..............        (.40)            (.02)            (.37)              --
                                                ------           ------           ------           ------

Net asset value:
   End of period..........................      $12.05           $11.24           $11.96           $11.21
                                                ======           ======           ======           ======

Total investment return (c)...............       10.89%           12.64%           10.10%            5.36%

Net assets at end of
   period (000's omitted).................      $4,965           $3,962             $212              $11

Ratios:
   Expenses to average net assets (d).....        1.86%            1.98%(a)         2.60%            2.68%(a)
   Expenses to average net assets
     (net of expenses paid indirectly)....        1.75%            1.75%(a)         2.48%            2.45%(a)
   Net investment income (loss) to
     average net assets...................         .76%             .36%(a)          .10%            (.37)%(a)
       Assuming no voluntary waivers and
         reimbursements and expense
            reductions: (e)
                  Expenses................        2.58%            2.97%(a)         3.32%            3.50%(a)
                  Net investment income
                     (loss)...............         .04%            (.63)%(a)        (.62)%          (1.19)%(a)
Portfolio turnover rate (excluding
   short-term securities).................       108.0%            56.1%           108.0%            56.1%
Average commission rate (b)...............       $0.05              N/A            $0.05              N/A


* Commencement of operations

VOYAGEUR GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


(5)  FINANCIAL HIGHLIGHTS (CONTINUED)

Notes to Financial Highlights

(a)  Adjusted to an annual basis.
(b) Begining in the year ended April 30, 1997, the average commission rate paid per share for security transactions is a required disclosure.
(c) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
(d) The expense ratio reflects the effect of gross expenses attributable to earnings credits on uninvested cash balances received by the Fund.
(e) Prior to the year ended April 30, 1997, the ratios reflect the most restrictive state limitation in effect.


VOYAGEUR GROWTH AND INCOME FUND
INVESTMENTS IN SECURITIES (CONTINUED)                                                  APRIL 30, 1997
-------------------------------------------------------------------------------------------------------------------

                                                                                                       MARKET
           ISSUER                                                       NUMBER OF SHARES              VALUE(a)
-------------------------------------------------------------------------------------------------------------------


(Percentages of each investment category relate to total net assets)

COMMON STOCKS (84.5%):
BASIC MATERIALS (2.2%):
-------------------------------------------------------------------------------------------------------------------

     Dole Food Company                                                      2,800                     $   114,100
                                                                                                      -----------

CAPITAL GOODS (20.7%):
-------------------------------------------------------------------------------------------------------------------

     Corning Incorporated                                                   3,000                         144,750
     First Data Corporation                                                 4,100                         141,450
     General Electric                                                       1,000                         110,875
     Illinois Tool Works                                                    1,500                         137,063
     Littelfuse Incorporated                                                3,200(c)                      148,000
     Molex Incorporated                                                     4,125                         119,625
     Oea Incorporated                                                       4,500                         161,438
     Raychem Corporation                                                    1,700                         109,650
                                                                                                        ---------
                                                                                                        1,072,851
                                                                                                        ---------

COMMERCIAL SERVICES (2.2%):
-------------------------------------------------------------------------------------------------------------------

     Interpublic Group Company                                              2,000                         113,250
                                                                                                          -------

CONSUMER CYCLICAL (6.5%):
-------------------------------------------------------------------------------------------------------------------

     Dollar General                                                         4,250                         134,406
     Hasbro Incorporated                                                    3,750                          93,750
     Sony Corporation ADR                                                   1,500                         110,063
                                                                                                          -------
                                                                                                          338,219
                                                                                                          -------
CONSUMER NON-DURABLE (11.7%):
-------------------------------------------------------------------------------------------------------------------

     Dentsply International                                                 3,500                         173,250
     Gillette Company                                                       1,500                         127,500
     Home Depot                                                             1,000                          58,000
     Quality Food Centers                                                   2,500(c)                      100,313
     Walt Disney                                                            1,800                         147,600
                                                                                                          -------
                                                                                                          606,663
                                                                                                          -------

ENERGY (5.4%):
-------------------------------------------------------------------------------------------------------------------

     Camco International Incorporated                                       3,600                         159,750
     Enron Corporation                                                      3,200                         120,400
                                                                                                          -------
                                                                                                          280,150
                                                                                                          -------



See accompanying notes to investments in securities.







VOYAGEUR GROWTH AND INCOME FUND
INVESTMENTS IN SECURITIES (CONTINUED)                                                 APRIL 30, 1997
-------------------------------------------------------------------------------------------------------------------

                                                                                                          MARKET
           ISSUER                                                       NUMBER OF SHARES                 VALUE(a)
-------------------------------------------------------------------------------------------------------------------

FINANCIAL (16.1%):
-------------------------------------------------------------------------------------------------------------------

     Allstate Corporation                                                   2,200                      $  144,100
     Banco Latinoamericano de Export                                        1,500                          68,810
     Chase Manhattan                                                          600                          55,575
     First Union Corporation                                                1,000                          84,000
     Norwest Corporation                                                    2,200                         109,725
     Protective Life Corporation                                            4,000                         177,000
     Republic New York                                                      1,000                          91,625
     Security Cap Industries Trust                                          5,000                         100,625
                                                                                                          -------
                                                                                                          831,460
                                                                                                          -------

HEALTHCARE (5.8%):
-------------------------------------------------------------------------------------------------------------------

     Abbott Labs                                                            1,500                          91,500
     Johnson & Johnson                                                      1,400                          85,750
     Merck                                                                    700                          63,350
     Pfizer Incorporated                                                      600                          57,600
                                                                                                          -------
                                                                                                          298,200
                                                                                                          -------

TECHNOLOGY (13.9%):
-------------------------------------------------------------------------------------------------------------------

     Amphenol Corporation                                                   7,000(c)                     177,625
     Danka Business Systems - ADR                                           3,050                         93,216
     Intel Corporation                                                      1,300                        199,063
     Microsoft Corporation                                                  1,000(c)                     121,500
     National Service Industry                                              3,000                        126,375
                                                                                                         -------
                                                                                                         717,779
                                                                                                         -------


     TOTAL INVESTMENTS IN COMMON STOCK (cost: $3,863,874)                                              4,372,672
                                                                                                       ---------


CONVERTIBLE PREFERRED STOCKS (0.4%):
CONSUMER NON-DURABLE (0.4%):
-------------------------------------------------------------------------------------------------------------------

     Corning Dell LP $3.00                                                    250                         19,000
                                                                                                          ------


     TOTAL INVESTMENTS IN CONVERTIBLE PREFERRED STOCKS (cost: $12,956)



See accompanying notes to investments in securities.






VOYAGEUR GROWTH AND INCOME FUND
INVESTMENTS IN SECURITIES (CONTINUED)                                               APRIL 30, 1997
-------------------------------------------------------------------------------------------------------------------

                                                                                                       MARKET
           ISSUER                                                       PRINCIPAL AMOUNT              VALUE(a)
-------------------------------------------------------------------------------------------------------------------


CONVERTIBLE CORPORATE BONDS (2.0%):
FINANCIAL (2.0%):
-------------------------------------------------------------------------------------------------------------------

     Mitsubishi Bank International Finance, 3.00% due 11/30/02               $100,000                  $  101,625
                                                                                                       ----------


     TOTAL INVESTMENTS IN CONVERTIBLE CORPORATE BONDS (cost: $108,500)                                    101,625
                                                                                                      -----------


NONCONVERTIBLE CORPORATE BONDS (2.5%):
FINANCIAL (2.5%):
-------------------------------------------------------------------------------------------------------------------

     Rockefeller Center, 12.3% due 12/31/00 (e)                               200,000                     131,000
                                                                                                      -----------


     TOTAL INVESTMENTS IN NONCONVERTIBLE CORPORATE BONDS (cost: $130,549)                                 131,000
                                                                                                      -----------


U.S. AGENCY OBLIGATIONS (5.9%)
-------------------------------------------------------------------------------------------------------------------

     Federal Home Loan Bank Inverse Floater Structured Note,
         9.07% due 11/18/97 (d)                                               300,000                     304,875
                                                                                                     ------------


     TOTAL INVESTMENTS IN U.S. AGENCY OBLIGATIONS (cost: $301,442)                                        304,875
                                                                                                     ------------


     TOTAL INVESTMENTS IN SECURITIES (cost: $4,417,321)(b)                                             $4,929,172
                                                                                                       ==========



See accompanying notes to investments in securities.


VOYAGEUR GROWTH AND INCOME FUND
NOTES TO INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------


(a) Securities are valued by procedures described in note 1 to the financial statements.

(b) The cost of securities for federal income tax purposes for the Fund is $4,419,259. The aggregate gross unrealized appreciation and depreciation on investments based on this cost is:


                         Gross             Gross             Net
                      Unrealized        Unrealized       Unrealized
                     Appreciation     (Depreciation)    Appreciation
                     ------------     --------------    ------------
                       $613,956         $(104,043)        $509,913


(c)  Presently non-income producing security.

(d) Inverse floater, represents a security that pays interest at rates that increase (decrease) with a decline (increase) in a specified index, DM LIBOR-Deutschemark London InterBank Offered Rate. Interest rate disclosed is the rate in effect on April 30, 1997.

(e) Zero coupon security. Interest rate disclosed is the effective yield as of the date of acquisition.

FEDERAL INCOME TAX INFORMATION
--------------------------------------------------------------------------------


Information for federal income tax purposes is presented as an aid to shareholders in reporting the dividend distributions for the periods ended April 30, 1997 shown below. Each shareholder should consult a tax adviser about reporting this income for state and local purposes. In January 1997, the Fund separately provided each shareholder with tax information for calendar year 1996.



VOYAGEUR GROWTH AND INCOME FUND
--------------------------------------------------------------------------------


                                                               PER CLASS               PER CLASS
                                                                A SHARE                 B SHARE
                                                                -------                 -------
                                                                 YEAR                    YEAR
                                                                 ENDED                   ENDED
                                                               APRIL 30,                APRIL 30,
                                                                 1997                     1997
                                                                -------                 -------
Net investment income distribution.....................          $.0544                  $.0242
Short-term capital gain distribution...................          $.3453                  $.3453
                                                               --------                --------
   Total distributions.................................          $.3997                  $.3695
                                                               ========                ========




The short-term capital gain distributions above are taxable as ordinary income to shareholders for federal and state income tax purposes.

VOYAGEUR INVESTMENTS

Your tax sensitive investment manager


90 South Seventh Street, Suite 4400
Minneapolis, Minnesota  55402-4115